EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2005

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5664	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operation and Financial Condition

The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”

On August 18, 2005, Royal Gold, Inc. reported its year end results.  The information contained in the press release dated August 18, 2005, regarding the Company’s year end results is incorporated herein by reference and is filed as exhibit 99.1 hereto.

Item 9.01          Financial Statements and Exhibits

The following information is furnished pursuant to Item 9.01 “Financial Statements and Exhibits.”

Exhibit Number	Description

99.1	Press Release dated August 18, 2005 “Royal Gold Announces Year End Results and Record Revenues, Earnings and Free Cash Flow.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL GOLD, INC.

(Registrant)

By:	/s/ KAREN GROSS

Name:	Karen Gross
Title:	Vice President & Corporate Secretary

Dated: August 18, 2005